SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2004

CABOT OIL & GAS CORPORATION

SAVINGS INVESTMENT PLAN

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1200 Enclave Parkway
Houston, Texas	77077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

Item 4.    CHANGES IN THE PLAN’S CERTIFYING ACCOUNTANT

On May 18, 2004, the Benefits Administrative Committee of Cabot Oil & Gas Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company’s Savings Investment Plan (the “Plan”). The decision to change independent registered public accounting firms was approved by the Benefits Administrative Committee of the Company.

The audit reports of PricewaterhouseCoopers LLP on the financial statements of the Plan as of and for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years of the Plan ended December 31, 2002 and through May 18, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its reports.

During the two most recent fiscal years of the Plan ended December 31, 2002 and through May 18, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Plan has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 24, 2004 is filed as Exhibit 16.1 to this Form 8-K.

The Benefits Administrative Committee of the Company engaged Mann Frankfort Stein & Lipp CPAs, L.L.P. as the Plan’s new independent registered public accounting firm as of May 18, 2004. The engagement of Mann Frankfort Stein & Lipp CPAs, L.L.P. relates only to the audit of the Plan’s financial statements. PricewaterhouseCoopers LLP will continue to act as the independent registered public accounting firm with respect to the Company’s financial statements. During the two most recent fiscal years of the Plan ended December 31, 2002 and through May 18, 2004, neither the trustee nor the Benefits Administrative Committee of the Company consulted with Mann Frankfort Stein & Lipp CPAs, L.L.P. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements, and neither a written report was provided to the Benefits Administrative Committee of the Company or oral advice was provided that Mann Frankfort Stein & Lipp concluded was an important factor considered by the Benefits Administrative Committee of the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 24, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION SAVINGS INVESTMENT PLAN

Date: May 18, 2004	By:	/s/ Henry C. Smyth

Henry C. Smyth Vice President, Controller and Treasurer